                            SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                        FORM 8-K


                                     CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934


                             Date of Report: July 2, 2000
                           (Date of earliest event reported)


                               THOMAS & BETTS CORPORATION
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)


      Tennessee                                              1-4682
-----------------------------                         ------------------------
(State or Other Jurisdiction                           (Commission File Number)
   of Incorporation)


                                      22-1326940
                           ---------------------------------
                           (IRS Employer Identification No.)


8155 T&B Boulevard
Memphis, Tennessee                                        38125
---------------------                                    --------
(Address of Principal                                   (ZIP Code)
 Executive Offices)


                   Registrant's Telephone Number, Including Area Code:
                                      (901) 252-8000

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On July 2, 2000, Thomas & Betts Corporation (the "Registrant" and the "Corporation") completed the sale of its global Electronic OEM business to Tyco International Ltd. for $750 million in cash. The Corporation used the proceeds from the sale primarily to reduce debt.

     The Electronic OEM segment encompasses connectors and components, including battery packs, that transmit, store and manage electronic signals in computers, automobiles, and such electronic devices as cellular telephones. Customers include computer and cellular handset manufacturers, automotive and industrial OEMs, and tier-one automotive suppliers. The Electronic OEM business, with 1999 sales of $687 million, has manufacturing facilities in the U.S., Mexico, Europe, and Asia.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro forma financial information

                      THOMAS AND BETTS CORPORATION
               UNAUDITED PRO FORMA FINANCIAL INFORMATION

Effective July 2, 2000, the Corporation sold substantially all of the operating assets and liabilities of its Electronic OEM business to Tyco International Corporation for $750 million in cash less post closing adjustments, if any. The unaudited pro forma condensed consolidated financial statements which follow give effect to the sale as if it had occurred on April 2, 2000 for balance sheet purposes and as of January 4, 1999 for statements of earnings purposes. The estimated net gain on the sale of the Electronic OEM business, including related transaction costs and other directly related costs such as severance, are excluded from the pro forma statements of earnings. The actual financial statements for the period ending July 2, 2000 may differ materially from the pro forma estimates set forth below.

                        THOMAS & BETTS CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              APRIL 2, 2000
                                UNAUDITED


(IN THOUSANDS)
                                                                           PRO FORMA ADJUSTMENTS
                                                        THOMAS &         ---------------------------             THOMAS &
                                                         BETTS           ELECTRONIC OEM                            BETTS
                                                       HISTORICAL         HISTORICAL (1)        OTHER  (2)       PRO FORMA
                                                       ----------        -----------            ------           ---------
ASSETS

Current Assets:
  Cash and cash equivalents                            $   51,490                                               $   51,490
  Marketable securities                                    12,869                                                   12,869
  Accounts receivable                                     563,393          (186,396)            168,889 (a)        545,886
  Inventories                                             548,273          (165,552)                               382,721
  Deferred income taxes                                    51,548            (9,027)                                42,521
  Prepaid expenses and other assets                        28,571            (6,517)                                22,054
                                                       ----------         ---------             -------         ----------
     Total Current Assets                               1,256,144          (367,492)            168,889          1,057,541

Net property, plant, and equipment                        673,422          (163,000)                               510,422
Intangible assets - net                                   606,745           (33,114)                (84) (b)       573,547
Investment in unconsolidated companies                    160,824           (43,268)                               117,556
Other assets                                               51,198            (9,865)             (1,757) (c)        39,576
                                                       ----------         ---------             -------         ----------

  TOTAL ASSETS                                         $2,748,333          (616,739)            167,048         $2,298,642
                                                       ==========         =========             =======         ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  Short-term borrowings                                $   46,177                                               $   46,177
  Current maturities of long-term bank debt                 3,691              (761)                                 2,930
  Accounts payable                                        309,855          (100,129)                               209,726
  Accrued liabilities                                     141,903           (15,024)             (2,559) (a)       120,123
                                                                                                 (4,197) (c)
  Income taxes                                             18,791              (888)             (3,916) (d)        13,987
  Dividends payable                                        16,222                                                   16,222
                                                       ----------         ---------             -------         ----------
     Total Current Liabilities                            536,639          (116,802)            (10,672)           409,165

Long-term bank debt                                       991,653           (13,464)           (446,386) (c)       531,803
Deferred income taxes                                      20,962            (9,866)                                11,096
Other long-term liabilities                                90,678            (3,915)                                86,763

Shareholders' Equity                                    1,108,401          (472,692)            624,106 (e)      1,259,815
                                                       ----------         ---------             -------         ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $2,748,333          (616,739)            167,048         $2,298,642
                                                       ==========         =========             =======         ==========

See notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                          THOMAS & BETTS CORPORATION
                  PRO FORMA CONDENSED STATEMENT OF EARNINGS
                          QUARTER ENDED APRIL 2, 2000
                                 (UNAUDITED)


(IN THOUSANDS)

                                                                           PRO FORMA ADJUSTMENTS
                                                        THOMAS &         ---------------------------             THOMAS &
                                                         BETTS           ELECTRONIC OEM                            BETTS
                                                       HISTORICAL         HISTORICAL (1)        OTHER  (2)       PRO FORMA
                                                       ----------        -----------            ------           ---------
Net sales                                              $  659,681         (195,581)                             $  464,100

Costs and expenses
  Cost of sales                                           471,271         (152,613)                                318,658
  Marketing, general and administrative                   108,100          (17,148)                                 90,952
  Research and development                                 11,583           (5,364)                                  6,219
  Amortization of intangibles                               4,752             (298)                                  4,454
  Provision (recovery) - restructured operations             (449)             -                                      (449)
                                                       ----------          -------            ---------         ----------

                                                          595,257         (175,423)                -               419,834
                                                       ----------          -------            ---------         ----------

Earnings from operations                                   64,424          (20,158)                                 44,266

Income from unconsolidated companies                        7,073           (1,652)                                  5,421
Interest expense-- net                                     16,955              (64)            (7,646) (c)           9,245
Other expense-- net                                         4,029             (154)            (2,660) (a)           1,215
                                                       ----------          -------            ---------         ----------

Earnings before income taxes                               50,513          (21,592)            10,306               39,227
Income taxes                                               14,649           (9,168)             3,916  (d)           9,397
                                                       ----------          -------            ---------         ----------

Net earnings                                           $   35,864          (12,424)             6,390           $   29,830
                                                       ==========         ========            =======           ==========

Net earnings per common share:
  Basic                                                $     0.62                                               $     0.52
                                                       ==========                                               ==========
  Diluted                                              $     0.62                                               $     0.52
                                                       ==========                                               ==========

Average shares outstanding
  Basic                                                    57,884                                                   57,884
                                                       ==========                                               ==========
  Diluted                                                  57,889                                                   57,889
                                                       ==========                                               ==========

See notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                          THOMAS & BETTS CORPORATION
                  PRO FORMA CONDENSED STATEMENT OF EARNINGS
                          YEAR ENDED JANUARY 2, 2000
                                 (UNAUDITED)


(IN THOUSANDS)

                                                                           PRO FORMA ADJUSTMENTS
                                                        THOMAS &         ---------------------------             THOMAS &
                                                         BETTS           ELECTRONIC OEM                            BETTS
                                                       HISTORICAL         HISTORICAL (1)        OTHER  (2)       PRO FORMA
                                                       ----------        -----------            ------           ---------
Net sales                                              $2,522,008          (690,130)                             $1,831,878

Costs and expenses
  Cost of sales                                         1,847,262          (552,730)                              1,294,532
  Marketing, general and administrative                   427,192           (69,016)                                358,176
  Research and development                                 47,959           (21,333)                                 26,626
  Amortization of intangibles                              19,643            (1,419)                                 18,224
  Provision (recovery) - restructured operations          (11,632)            2,026                                  (9,606)
                                                       ----------          --------           ---------          ----------

                                                        2,330,424          (642,472)               -              1,687,952
                                                       ----------          --------           ---------          ----------

Earnings from operations                                  191,584           (47,658)               -                143,926

Income from unconsolidated companies                       23,776            (4,645)                                 19,131
Interest expense-- net                                     60,995              (244)          (28,410) (c)           32,341
Other income-- net                                         (5,371)             (634)           (9,737) (c)          (15,742)
                                                       ----------          --------           ---------          ----------

Earnings before income taxes                              159,736           (51,425)           38,147               146,458
Income taxes                                               11,429           (24,734)           14,496 (d)             1,191
                                                       ----------          --------           ---------          ----------
Net earnings                                           $  148,307           (26,691)           23,651            $  145,267
                                                       ==========          ========           =========          ==========

Net earnings per common share:
  Basic                                                $     2.57                                                $     2.52
                                                       ==========                                                ==========
  Diluted                                              $     2.56                                                $     2.51
                                                       ==========                                                ==========
Average shares outstanding:
  Basic                                                    57,690                                                    57,690
                                                       ==========                                                ==========
  Diluted                                                  57,912                                                    57,912
                                                       ==========                                                ==========

See notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1) Reflects the deletion of the historical financial statements of the Corporation's Electronic OEM business. Certain administrative expenses historically allocated to that business have not been eliminated in the accompanying pro forma restatements of earnings. These corporate overhead expenses include those for centralized administration, finance and information technology departments. The Corporation expects to be able to affect reductions in corporate overhead expenses as a result of the sale of the Electronic OEM business.

(2)  Reflects additional pro forma adjustments:

     (a) Net proceeds from the sale (approximately $615 million) were assumed to have eliminated the Corporation's asset securitization program and re-establish trade accounts receivable sold under this program. Reduction in related expense on sale of accounts receivable is based on a discount rate of approximately 5.6 percent in 1999 and
           6.3 percent in 2000.

     (b) Reflects deferred transaction costs related to the sale of the Corporation's Electronic OEM business.

     (c) Use of the remaining net proceeds from the sale were assumed to have reduced the Corporation's long-term debt outstanding under its commercial paper program, revolving term credit facility and notes payable outstanding. This reduction was also assumed to have reduced the Corporation's deferred debt acquisition costs. Reduction in related interest expense is based on average rates of interest of
           6.2 percent in 1999 and 6.7 percent in 2000. Net proceeds equal the estimated selling price minus estimates of transaction costs, disposition costs, taxes and debt assumed by the buyer.

     (d) Income tax payable and related provision has been adjusted to reflect the tax deductible portion of the pro forma adjustments at a combined federal and state income tax rate of approximately 38 percent in 1999 and 2000.

     (e) Reflects the estimated proceeds from the sale net of the other adjustments detailed in footnotes (a) thru (d). The after tax gain from the sale of the corporation's electronic OEM business determined as if the sale had taken place at April 2, 2000, was estimated as approximately $125 million. The actual gain from the sale will be based on proceeds less any post closing adjustmenst, actual transaction and disposition costs and net assets as of July 2, 2000. Therefore, the actual gain may differ materially from the April 2, 2000 pro forma estimated gain.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Thomas & Betts Corporation
                                   (Registrant)




                                   By:  /s/  John P. Murphy
                                        ----------------------------------
                                             John P. Murphy
                                   Title:    Senior Vice President-Chief
                                             Financial Officer


Date: July 17, 2000